UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2019

RUTH’S HOSPITALITY GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51485	72-1060618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 W. Canton Avenue, Ste. 100 Winter Park, FL		32789
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 333-7440

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RUTH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2019, the Board of Directors of Ruth’s Hospitality Group, Inc. (the “Company”) approved amendments to the Company’s bylaws (as amended, the “Amended and Restated Bylaws”), effective as of that date.  The amendments are generally intended to enhance information provided to the Company regarding stockholder-proposed nominees and/or proposals, and to enhance information available to stockholders in connection with a stockholder meeting.

With respect to the advance notice provisions concerning stockholder nominations of directors or stockholder proposals (other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) to be brought before a meeting of stockholders, the amendments clarify eligibility requirements and expand the information and representations that a stockholder proponent must include in a written notice to the Company for purposes of making such nominations or proposing such matters. In particular, Article II, Sections 11 and 12 of the Amended and Restated Bylaws were revised to require, among others, additional information about such stockholder’s financial interests and intentions and additional information relating to any such director nominees, such as direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years between the stockholder proponent and each director nominee, derivative interests held by the stockholder proponent and any voting agreements or arrangements between the stockholder proponent and each director nominee.

In addition to other conforming changes and technical revisions, the Amended and Restated Bylaws update the name of the Company (which was changed in 2008 from Ruth’s Chris Steak House, Inc. to Ruth’s Hospitality Group, Inc.), update the registered office address of the Company in Delaware, and modernize the general bylaw provisions by removing a provision regarding certain loans by the Company.

The foregoing description of the bylaw amendments is only a summary and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Index

Exhibit Number	Description
3.2	Amended and Restated Bylaws of Ruth’s Hospitality Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RUTH’S HOSPITALITY GROUP, INC.

Date: October 25, 2019	By:	/s/ Alice G. Givens
Alice G. Givens
SVP, General Counsel, Chief Compliance Officer & Secretary